UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 1, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way

Midvale, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 1, 2016, Overstock.com, Inc. (the “Company”) entered into a dealer-manager agreement with Source Capital Group, Inc. (“Source Capital”) pursuant to which Source Capital will act as exclusive dealer-manager for a subscription rights offering (the “Rights Offering”) by the Company.  Pursuant to the Rights Offering, the Company expects to distribute to holders of record of its common stock one subscription right for each ten shares of common stock owned as of the record date of November 10, 2016, plus one additional subscription right for any balance of nine or fewer shares held.  In the Rights Offering the Company plans to offer up to an aggregate of 1,000,000 shares of the Company’s Blockchain Voting Series A Preferred Stock, $0.0001 par value per share, and Voting Series B Preferred Stock, $0.0001 par value per share, at a subscription price to be determined, all as to be set forth in a prospectus supplement to be filed with the Securities and Exchange Commission prior to the launch of the Rights Offering (the “Prospectus Supplement”).

Under the terms and subject to the conditions contained in the dealer-manager agreement, Source Capital will provide marketing assistance and advice to the Company in connection with the Rights Offering. The Company has agreed to pay Source Capital a cash fee equal to 8% of the dollar amount received by the Company from any cash exercise of the subscription rights issued in the Rights Offering, as a 6% commission and a 1.8% non-accountable expense fee, as well as an out-of-pocket accountable expense allowance of 0.2%. The Company has also agreed to indemnify Source Capital and its affiliates against certain liabilities arising under the Securities Act of 1933, as amended. Source Capital will not underwrite any of the securities to be issued in the rights offering and does not make any recommendation with respect to such securities.

A copy of the dealer-manager agreement between the Company and Source Capital is attached as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the dealer-manager agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

10.1	Dealer-Manager Agreement, dated as of November 1, 2016, between Overstock.com, Inc. and Source Capital Group, Inc.

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.”   In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2016 filed with the SEC on August 4, 2016 that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also impair its business and results of operations.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Acting General Counsel and Vice President, Legal
Date:	November 2, 2016